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                 FIRST AMENDMENT TO SECOND AMENDED AND RESTATED
                           LOAN AND SECURITY AGREEMENT



         This FIRST AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (the "AMENDMENT") is made and entered into on 12th day of December, 2001, to be effective as of the date hereof (the "EFFECTIVE DATE"), by and among ULTIMATE ELECTRONICS, INC., a Delaware corporation ("ULTIMATE), ULTIMATE INTANGIBLES CORP., a Colorado corporation ("INTANGIBLES"), ULTIMATE LEASING CORP., a Colorado corporation ("LEASING"), FAST TRAK, INC., a Minnesota corporation ("FAST TRAK"), ULTIMATE ELECTRONICS PARTNERS CORP., a Colorado corporation ("ELECTRONICS"), ULTIMATE ELECTRONICS LEASING LP, a Texas limited partnership ("UEL"), and ULTIMATE ELECTRONICS TEXAS LP, a Texas limited partnership ("UET") (Ultimate, Intangibles, Leasing, Fast Trak, Electronics, UEL and UET being hereinafter referred individually referred to as "BORROWER and collectively referred to as the "BORROWERS"), WELLS FARGO RETAIL FINANCE, LLC, a Delaware limited liability company ("WFRF"), as the arranger and administrative agent (WFRF, in such capacity, the "AGENT"), and WFRF as a Lender (WFRF, in its capacity as a Lender, being hereinafter referred to as the "LENDER").


                             PRELIMINARY STATEMENTS:

       1. Borrowers, Agent and Lender have entered into that certain Second Amended and Restated Loan and Security Agreement, dated as of September 28, 2001 (as amended from time to time, the "AGREEMENT").

       2. Borrowers, Agent and Lender desire to amend the Agreement as hereinafter set forth.


                                   AGREEMENTS:


         NOW, THEREFORE, in consideration of the agreements herein contained, subject to the terms and conditions set forth herein, Borrowers, Agent and Lender hereby agree as follows, and agree that, subject to satisfaction of the provisions of SECTION 3 hereof, the agreements and amendments specified below shall be effective from and after the Effective Date and shall be incorporated into the Agreement and shall supersede those provisions in the Agreement referenced as follows:

       1. DEFINITIONS. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meaning as in the Agreement, as amended hereby.



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       2.     AMENDMENTS.

              (a) Effective as of the Effective Date, the definition of "Maximum Amount" contained in SECTION 1.1 of the Agreement is amended and restated to read in its entirety as follows:

                     "`MAXIMUM AMOUNT' means (i) until the Initial Syndication
              Date, $55,000,000.00, and (ii) upon and after the Initial Syndication Date, $80,000,000.00."

              (b) Effective as of the Effective Date, the definition of "Required Lenders" contained in SECTION 1.1 of the Agreement is amended and restated to read in its entirety as follows:

                     "`REQUIRED LENDERS' means (a) Agent and (b) (i) during such times as there are three or more Lenders, Lenders whose Pro Rata Shares aggregate 66% of the total Commitments, or if the Commitments have been terminated irrevocably, 66% of the Obligations then outstanding, or (ii) during such times as there are fewer than three Lenders, all Lenders."

              (c) Effective as of the Effective Date, the following new definitions are hereby added to SECTION 1.1 of the Agreement to read as follows and to be inserted in their proper alphabetical order:

                     "AVAILABILITY BLOCK AMOUNT' means (i) during the period
              commencing December 16 of each calendar year (beginning December 16, 2001) and continuing through September 14 of the following calendar year, $5,000,000.00 and (ii) during the period commencing September 15 of each calendar year and continuing through December 15 of such calendar year, $0.00. Notwithstanding the foregoing, commencing the date that WFRF's Commitment is equal to or less than $45,000,000.00 and continuing thereafter, the term `Availability Block Amount' shall mean $0.00."


                     `INITIAL SYNDICATION DATE' means the date on which a
              financial institution other than WFRF becomes a 'Lender' under this Agreement with a Commitment of not less than $25,000,000.00."

              (d) Effective as of the Effective Date, SECTION 2.1(b) of the Agreement is amended and restated to read in its entirely as follows:


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              "(b)   Subject to the terms and conditions of this Agreement, and during the term of this Agreement, each Lender with a Commitment agrees (severally, not jointly or jointly and severally) to make advances (`ADVANCES') to Borrowers in an amount at any one time outstanding not to exceed such Lender's Pro Rata Share of an amount equal to THE LESSER OF
       (i) Maximum Amount LESS the Letter of Credit Usage, or (ii) the Borrowing Base LESS the Letter of Credit Usage. For purposes of this Agreement, `BORROWING BASE,' as of any date of determination, shall mean the result of:

                            (u)    THE LESSER OF


                                   (i)    70% of the amount of Eligible
                                           Accounts, and


                                   (ii)   $2,500,000; PLUS


                            (v)    70% of the Cost of Eligible Inventory, PLUS


                            (w)    the Special Inventory Advance Amount, PLUS


                            (x)    the Real Estate Advance Amount, MINUS


                            (y) the aggregate of such Reserves Against Availability as may have been established by Agent, MINUS


                            (z)    the Availability Block Amount."

              (e) Effective as of the Effective Date, SECTION 2.3(i) of the Agreement is amended by deleting therefrom the reference to "90 days" and substituting therefor "60 days."

              (f) Effective as of the Effective Date, SECTION 3.4 of the Agreement is amended and restated to read in its entirety as follows:

                     "3.4 CONDITIONS PRECEDENT TO REAL ESTATE ADVANCES. The
              obligation of the Lender Group to make the initial Real Estate Advance, is subject to the fulfillment, to the satisfaction of Required Lenders, of each of the conditions precedent set forth below.


                     (a)    Receipt by the Agent of the following:


                            (i) Appraisal of the fair market value of the Thornton Colorado Facility, such appraisal to be in form and substance satisfactory to Required Lenders and prepared by an appraiser satisfactory to Required Lenders.


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                            (ii)   Mortgage duly executed by Parent, granting
              Agent, for the benefit of the Lender Group, a first priority Lien in the Thornton Colorado Facility.


                            (iii) Mortgagee title insurance policies (or marked commitments to issue the same) for the Thornton Colorado Facility issued by a title insurance company satisfactory to Required Lenders (each a 'MORTGAGE POLICY' and, collectively, the 'MORTGAGE POLICIES') in amounts satisfactory to Required Lenders assuring Required Lenders that the Mortgage on the Thornton Colorado Facility creates valid and enforceable first priority mortgage Liens on the Thornton Colorado Facility free and clear of all defects and encumbrances except Permitted Liens, and the Mortgage Policies otherwise shall be in form and substance satisfactory to Required Lenders;


                            (iv)   a phase-I environmental report on the
              Thornton Colorado Facility.


                            (v) a real estate survey with respect to each parcel composing the Thornton Colorado Facility.


                     (b) The obligation of the Lender Group to continue to make Real Estate Advances is subject to the Required Lenders' determination that the reports, appraisals and surveys furnished pursuant to SUBSECTION (a) hereof are accurate and complete and reflect the current condition and the market value of the property.


                     (c) The environmental consultants, appraisers and surveyors retained for such reports, appraisals or surveys, the scope of the reports, appraisals or surveys, and the results thereof shall be acceptable to Required Lenders in the sole discretion of Required Lenders."

       3. CONDITIONS. The obligation of Agent and Lender to be bound by the provisions of this Amendment shall be subject to the fulfillment of the following conditions precedent on or before the date hereof:

              (a) Agent shall have received all of the following, each in form and substance satisfactory to Agent, in its sole discretion, and each duly executed by each party thereto:

                     (i)    This Amendment; and


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                     (ii)   All other documents Agent may request with respect
              to any matter relevant to this Amendment or the transactions contemplated hereby.

              (b) No Event of Default shall have occurred and be continuing and no Default shall exist, unless such Event of Default or Default has been specifically waived in writing by Lender.

              (c) Borrowers shall have performed and complied with all agreements and conditions contained in the Agreement and the other Loan Documents which are required to be performed or complied with by Borrowers before or on the date hereof.

              (d)    The representations and warranties contained in the
        Agreement, as amended hereby, and the other Loan Documents shall be true and correct in all material respects as of the date hereof, with the same force and effect as though made on and as of this date.

              (e) No material adverse change shall have occurred in the business operations, financial condition or prospects of any Borrower, and no material adverse litigation shall be pending or, to the knowledge of any Borrower, threatened, against any Borrower.

              (f) All corporate and legal proceedings and all documents required to be completed and executed by the provisions of, and all instruments to be executed in connection with the transactions contemplated by, this Amendment and any related agreements shall be satisfactory in form and substance to Agent.

       4. NO WAIVER. Except as otherwise specifically provided for in this Amendment, nothing contained herein shall be construed as a waiver by Agent or Lender of any covenant or provision of the Agreement, the other Loan Documents, this Amendment, or of any other contract or instrument between Borrowers and Agent or Lender, and the failure of Agent or Lender at any time or times hereafter to require strict performance by Borrowers of any provision thereof shall not waive, affect or diminish any right of Agent or Lender to thereafter demand strict compliance therewith. Each of Agent and the Lender hereby reserve all rights granted under the Agreement, the other Loan Documents, this Amendment and any other contract or instrument between Borrowers and Agent or Lender.

       5. REPRESENTATIONS AND WARRANTIES. Each Borrower hereby represents and warrants to Agent and Lender that (a) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite action on the part of such Borrower and will not violate the organizational and governing documents of such Borrower; (b) the representations and warranties contained in the Agreement, as amended hereby, and any other Loan Documents are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date; (c) no Default or Event of Default under the


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Agreement, as amended hereby, has occurred and is continuing, unless such
Default or Event of Default has been specifically waived in writing by Lender; and (d) such Borrower is in full compliance with all covenants and agreements contained in the Agreement and the other Loan Documents, as amended hereby.

       6. SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

       7. EXPENSES. Borrowers shall pay all out-of-pocket expenses of Agent and Lender arising in connection with the preparation, execution, and delivery of this Amendment, including, but not limited to, all reasonable legal fees and expenses incurred by Agent and Lenders.

       8. CONTINUED EFFECT. Except to the extent amended hereby, all terms, provisions and conditions of the Agreement and all of the other Loan Documents shall continue in full force and effect and shall remain enforceable and binding in accordance with their respective terms.

       9. FURTHER ASSURANCES. Borrowers shall, at Agent's request, promptly execute or cause to be executed and delivered to Agent any and all documents, instruments or agreements deemed necessary by Agent to continue perfection of Agent's Liens, to facilitate collection of the Collateral or otherwise to give effect to or carry out the terms or intent of this Amendment.

       10. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall for all purposes be deemed an original and all of which are identical. All parties need not execute the same counterpart.

       11. FINAL AGREEMENT. THIS WRITTEN AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

       12. RELEASE. EACH BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE "OBLIGATIONS" OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM AGENT OR LENDER. EACH BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES EACH OF AGENT AND LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS

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AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION,
DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH SUCH BORROWER MAY NOW OR HEREAFTER HAVE AGAINST AGENT OR LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY "LOANS", INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE AGREEMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.


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         EXECUTED to be effective as of the Effective Date.


                            BORROWERS:


                            ULTIMATE ELECTRONICS, INC.,
                            a Delaware corporation


                            By:  /s/ Alan E. Kessock
                               ------------------------------------------------
                                 Alan E. Kessock, Senior Vice President


                            ULTIMATE INTANGIBLES CORP.,
                            a Colorado corporation


                             By:   /s/ John Bauer-Martinez
                               ------------------------------------------------
                                   John Bauer-Martinez, President


                              ULTIMATE LEASING CORP.,
                              a Colorado corporation


                              By:  /s/ John Bauer-Martinez
                               ------------------------------------------------
                                   John Bauer-Martinez, President


                              FAST TRAK, INC.,
                              a Minnesota corporation


                              By:  /s/ Alan E. Kessock
                               ------------------------------------------------
                                   Alan E. Kessock, Secretary


                              ULTIMATE ELECTRONICS PARTNERS CORP.,
                              a Colorado corporation


                              By:  /s/ John Bauer-Martinez
                               ------------------------------------------------
                                   John Bauer-Martinez, President


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                              ULTIMATE ELECTRONICS LEASING LP,
                              a Texas limited partnership


                              By:  Ultimate Leasing Corp., its General
                                   Partner

                                   By:     /s/ John Bauer-Martinez
                                      -----------------------------------------
                                           John Bauer-Martinez, President


                              ULTIMATE ELECTRONICS TEXAS LP,
                              a Texas limited partnership


                              By:  Ultimate Electronics, Inc., its General
                                   Partner

                                   By:     /s/ Alan E. Kessock
                                      -----------------------------------------
                                           Alan E. Kessock, Senior Vice
                                           President


                              AGENT AND LENDER:


                              WELLS FARGO RETAIL FINANCE,  LLC ,
                              a Delaware limited liability company, as Agent and as Lender


                              By:  /s/ Robert Castine
                               ------------------------------------------------
                              Name: Robert Castine
                                   --------------------------------------------
                              Title:  Senior Vice President
                                      -----------------------------------------


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